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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 3, 2004

                              BENTLEY COMMERCE CORP
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             (Exact name of registrant as specified in its chapter)


         FLORIDA                    0000-27347                   58-2534003
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(State or other juridiction        (Commission                  (IRS Employer
   of incorporation)               File Number)              Identification No.)

9040 TOWN CENTER PARKWAY, BRADENTON, FL 34202
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (310) 445-2599


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities


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   The following sets forth certain sales of unregistered securities since the
Company's last periodic report. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and/or Regulation D.

On November 3, 2004, the Board of Directors accepted a Subscription Agreement from David L. Perry for the purchase of 400,000 shares of unregistered securities at a purchase price of $0.013 per share. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On November 3, 2004, the Board of Directors accepted a Subscription Agreement from Robert Mr. Deery and Betty J. Deery for the purchase of 500,000 shares of unregistered securities at a purchase price of $0.01 per share. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On November 3, 2004, the Board of Directors accepted a Subscription Agreement from Naveed Saleem for the purchase of 1,500,000 shares of unregistered securities at a purchase price of $0.0045 per share. This issuance was intended to be exempt from registration under section 4(2) and/or Regulation D of the Securities Act of 1933.

On November 3, 2004 the Board of Directors approved the issuance of 1,500,000 shares of restricted common stock to First Equity Group, Inc. in exchange for consulting services rendered in the amount of $11,700.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 3, 2004                   BENTLEY COMMERCE CORP.

                                          By: /s/ Bruce Kamm
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                                              Name: Bruce Kamm
                                              Title: CEO


                                          By: /s/ Robert Schumacher
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                                              Robert Schumacher
                                              Title: COO